Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Guided Therapeutics, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gene Cartwright, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 5, 2021

/s/ Gene Cartwright
Name: Gene Cartwright
Title: President, Chief Executive Officer and
          Acting Chief Financial Officer